SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2022

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1304 Alta Vista Austin, Texas 78704
(Address of Principal Executive Offices)(Zip Code)

512-940-1948
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 29, 2022, we received notification, dated August 1, 2022, from MaloneBailey, LLP of their resignation as our certifying accountant.

The audit reports of MaloneBailey for the fiscal years ended December 31, 2021 and December 31, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company's financial statements for the fiscal years ended December 31, 2021 and December 31, 2020.

During the Company's two most recent fiscal years, the subsequent interim periods thereto and through the date of MaloneBailey’s resignation, there were no disagreements (as defined in Item 304 of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company's two most recent fiscal years, the subsequent interim periods thereto and through the date of MaloneBailey’s resignation, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

We furnished MaloneBailey with a copy of this disclosure providing Malone with the opportunity to furnish the Company with a letter addressed to the Commission stating whether MaloneBailey agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree.  A copy of MaloneBailey's response is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1  Letter re change in certifying accountant

104   Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.
Date: August 30, 2022
	By:	/s/ Thomas Cooke
Thomas Cooke
President

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